EXHIBIT 1
                                                                       ---------

                             JOINT FILING AGREEMENT
                             ----------------------


      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of this Statement on Schedule 13D including any amendment or amendments thereto. This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Dated:  June 21, 2002

                                  WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

                                  By:  Warburg, Pincus & Co.,
                                       General Partner

                                       By: /s/ Scott A. Arenare
                                           -------------------------------------
                                           Name:  Scott A. Arenare
                                           Title: Partner


                                  WARBURG, PINCUS & CO.

                                  By: /s/ Scott A. Arenare
                                      ------------------------------------------
                                      Name:  Scott A. Arenare
                                      Title: Partner


                                  WARBURG PINCUS LLC

                                  By: /s/ Scott A. Arenare
                                      ------------------------------------------
                                      Name:  Scott A. Arenare
                                      Title: Member


                                  WARBURG PINCUS NETHERLANDS PRIVATE
                                     EQUITY VIII C.V. I

                                  By:  Warburg, Pincus & Co.,
                                       General Partner

                                       By: /s/ Scott A. Arenare
                                           -------------------------------------
                                           Name:  Scott A. Arenare
                                           Title: Partner

                                  WARBURG PINCUS NETHERLANDS PRIVATE
                                     EQUITY VIII C.V. II

                                  By:  Warburg, Pincus & Co.,
                                       General Partner

                                       By: /s/ Scott A. Arenare
                                           -------------------------------------
                                           Name:  Scott A. Arenare
                                           Title: Partner


                                  WARBURG PINCUS GERMANY PRIVATE EQUITY
                                     VIII KG

                                  By:  Warburg, Pincus & Co.,
                                       General Partner

                                       By: /s/ Scott A. Arenare
                                           -------------------------------------
                                           Name:  Scott A. Arenare
                                           Title: Partner

                                                                      SCHEDULE I
                                                                      ----------

      Set forth below is the name, position and present principal occupation of each of the general partners of Warburg, Pincus & Co. ("WP") and members of Warburg Pincus LLC ("WP LLC"). The sole general partner of Warburg Pincus Private Equity VIII, L.P. ("WP VIII") is WP. WP VIII, WP, and WP LLC are hereinafter collectively referred to as the "Reporting Persons". Except as otherwise indicated, the business address of each of such persons is 466 Lexington Avenue, New York, New York 10017, and each of such persons is a citizen of the United States.

                             GENERAL PARTNERS OF WP
                             ----------------------

----------------------------------- --------------------------------------------------------------------------------------
                                       PRESENT PRINCIPAL OCCUPATION IN ADDITION
                                        TO POSITION WITH WP, AND POSITIONS
            NAME                           WITH THE REPORTING ENTITIES
----------------------------------- --------------------------------------------------------------------------------------
Joel Ackerman                       Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Scott A. Arenare                    Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Gregory Back                        Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
David Barr                          Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Larry Bettino                       Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Harold Brown                        Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Sean D. Carney                      Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Samantha C. Chen                    Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Mark Colodny                        Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Timothy J. Curt                     Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
W. Bowman Cutter                    Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Cary J. Davis                       Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Stephen Distler                     Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Stewart K. P. Gross                 Partner of WP; Member and Senior Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Patrick T. Hackett                  Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Jeffrey A. Harris                   Partner of WP; Member and Senior Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
William H. Janeway                  Partner of WP; Member and Vice Chairman of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Peter R. Kagan                      Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Charles R. Kaye                     Partner of WP; Member, Co-President and Executive Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Henry Kressel                       Partner of WP; Member and Senior Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Joseph P. Landy                     Partner of WP; Member, Co-President and Executive Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Sidney Lapidus                      Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Kewsong Lee                         Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Jonathan S. Leff                    Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Reuben S. Leibowitz                 Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
David E. Libowitz                   Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Nancy Martin                        Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Edward J. McKinley                  Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Rodman W. Moorhead III              Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
James Neary                         Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Howard H. Newman                    Partner of WP; Member and Vice Chairman of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Gary D. Nusbaum                     Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Dalip Pathak                        Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Lionel I. Pincus                    Managing Partner of WP; Managing Member and Chairman of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Stan Raatz                          Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
John D. Santoleri                   Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------



----------------------------------- --------------------------------------------------------------------------------------
                                       PRESENT PRINCIPAL OCCUPATION IN ADDITION
                                        TO POSITION WITH WP, AND POSITIONS
            NAME                           WITH THE REPORTING ENTITIES
----------------------------------- --------------------------------------------------------------------------------------

Henry B. Schacht                    Partner of WP; Member and Managing Director of WP LLC (on leave of absence since October 2000)
----------------------------------- --------------------------------------------------------------------------------------
Steven G. Schneider                 Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Barry Taylor                        Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Wayne W. Tsou                       Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
John L. Vogelstein                  Partner of WP; Member and Vice Chairman of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Elizabeth H. Weatherman             Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
David Wenstrup                      Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Rosanne Zimmerman                   Partner of WP; Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Pincus & Co.*
----------------------------------- --------------------------------------------------------------------------------------
NL & Co.**
----------------------------------- --------------------------------------------------------------------------------------


---------------------

* New York limited partnership; primary activity is ownership interest in WP and WP LLC.

** New York limited partnership; primary activity is ownership interest in WP.

                                MEMBERS OF WP LLC
                                -----------------


----------------------------------- --------------------------------------------------------------------------------------
                                                        PRESENT PRINCIPAL OCCUPATION IN ADDITION
                                                         TO POSITION WITH WP LLC, AND POSITIONS
            NAME                                              WITH THE REPORTING ENTITIES
----------------------------------- --------------------------------------------------------------------------------------
Joel Ackerman                       Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Scott A. Arenare                    Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Gregory Back                        Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
David Barr                          Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Larry Bettino                       Member and Managing Director of WP LLC, Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Frank M. Brochin (1)                Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Harold Brown                        Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Sean D. Carney                      Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Samantha C. Chen                    Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Mark Colodny                        Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Timothy J. Curt                     Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
W. Bowman Cutter                    Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Cary J. Davis                       Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Stephen Distler                     Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Tetsuya Fukagawa (2)                Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Makoto Fukuhara (2)                 Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Stewart K. P. Gross                 Member and Senior Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Alf Grunwald (3)                    Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Patrick T. Hackett                  Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Jeffrey A. Harris                   Member and Senior Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Sung-Jin Hwang (4)                  Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Roberto Italia (5)                  Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
William H. Janeway                  Member and Vice Chairman of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Peter R. Kagan                      Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Charles R. Kaye                     Member, Co-President and Executive Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Rajesh Khanna (6)                   Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Henry Kressel                       Member and Senior Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Rajiv B. Lall (6)                   Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Joseph P. Landy                     Member, Co-President and Executive Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Sidney Lapidus                      Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Kewsong Lee                         Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Jonathan S. Leff                    Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Reuben S. Leibowitz                 Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
David E. Libowitz                   Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Nicholas J. Lowcock (7)             Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
John W. MacIntosh (8)               Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Nancy Martin                        Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Edward J. McKinley                  Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Rodman W. Moorhead III              Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
James Neary                         Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Howard H. Newman                    Member and Vice Chairman of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Gary D. Nusbaum                     Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Dalip Pathak                        Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Lionel I. Pincus                    Managing Member and Chairman of WP LLC; Managing Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Pulak Chandan Prasad (6)            Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Stan Raatz                          Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------

----------------------------------- --------------------------------------------------------------------------------------
                                                        PRESENT PRINCIPAL OCCUPATION IN ADDITION
                                                         TO POSITION WITH WP LLC, AND POSITIONS
            NAME                                              WITH THE REPORTING ENTITIES
----------------------------------- --------------------------------------------------------------------------------------
John D. Santoleri                   Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Henry B. Schacht                    Member and Managing Director of WP LLC; Partner of WP (on leave of absence since October 2000)
----------------------------------- --------------------------------------------------------------------------------------
Steven G. Schneider                 Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Joseph C. Schull (8)                Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Melchior Stahl (3)                  Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Chang Q. Sun (9)                    Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Barry Taylor                        Member and Managing Director of WP LLC, Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Wayne W. Tsou                       Member and Managing Director of WP LLC, Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
John L. Vogelstein                  Member and Vice Chairman of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Elizabeth H. Weatherman             Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
David Wenstrup                      Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Jeremy S. Young (7)                 Member and Managing Director of WP LLC
----------------------------------- --------------------------------------------------------------------------------------
Rosanne Zimmerman                   Member and Managing Director of WP LLC; Partner of WP
----------------------------------- --------------------------------------------------------------------------------------
Pincus & Co.*
----------------------------------- --------------------------------------------------------------------------------------


        (1)      Citizen of France
        (2)      Citizen of Japan
        (3)      Citizen of Germany
        (4)      Citizen of Korea
        (5)      Citizen of Italy
        (6)      Citizen of India
        (7)      Citizen of United Kingdom
        (8)      Citizen of Canada
        (9)      Citizen of China
* New York limited partnership; primary activity is ownership interest in WP and WP LLC